UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Prime Impact Acquisition I

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRIME IMPACT ACQUISITION I

123 E San Carlos Street, Suite 12

San Jose, CA 95112

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD MARCH 3, 2023

TO THE SHAREHOLDERS OF

PRIME IMPACT ACQUISITION I:

You are cordially invited to attend the Extraordinary General Meeting (the “General Meeting”) of PRIME IMPACT ACQUISITION I, (the “Company,” “Prime Impact,” “we,” “us” or “our”) to be held at 12:00 p.m. ET on March 3, 2023. For the purposes of the articles of association of Prime Impact, the physical place of the meeting will be at the offices of Goodwin Procter LLP, 620 Eighth Avenue, New York, NY 10018. Shareholders of the Company will also be able to attend the General Meeting virtually at:

https://www.cstproxy.com/primeimpactacquisitioni/2023

The General Meeting will be held for the purpose of considering and voting upon the following proposals and resolutions:

•

The Extension Proposal — to consider and vote upon a proposal by the following special resolution to amend (the “Extension Proposal”) the Company’s amended and restated memorandum and articles of association (together, the “Existing Charter”) to: (i) extend from March 14, 2023 (the “Original Termination Date’) to April 14, 2023 (the “Extended Date”), the date (the “Termination Date”) by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the shares sold in the Company’s initial public offering (the “Public Shares”); and (c) as promptly as reasonably possible following such redemption liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law, provided that Prime Impact Cayman, LLC (the “Sponsor”) (or its affiliates or permitted designees) (the “Lender”) will deposit into a trust account (“Trust Account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee, the lesser of (A) US$210,000 or (B) $0.035 for each Public Share that is not redeemed in connection with the General Meeting, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender, and (ii) in the event that the Company has not consummated an initial business combination by April 14, 2023, without approval of the Company’s shareholders, to allow the Company, by resolution of the board of directors of the Company if requested by our Sponsor, and upon notice delivered by the Sponsor prior to 5:00 P.M. Pacific Time on the applicable Termination Date to extend the Termination Date up to five additional times, each by one additional month (for a total of up to five additional months to complete a business combination) (each, an “Additional Extension Date”), provided that a Lender will deposit into the Trust Account: for each such monthly extension, the lesser of (a) US$210,000 or (b) $0.035 for each Public Share that is not redeemed in connection with the General Meeting, for an aggregate deposit of up to the lesser of: (a) US$1,050,000; or (b) US$0.175 for each Public Share that is not redeemed in connection with the General Meeting, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes its initial business combination, it will, repay the amounts loaned under the promissory note(s). If the Company does not complete a business combination by the deadline to consummate an initial business combination, such promissory notes will be repaid only from funds held outside of the Trust Account:

“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 38.8 in its entirety and the insertion of the following language in their place:

38.8 In the event that the Company does not consummate a Business Combination by April 14, 2023 (the “Extension Date”), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

Notwithstanding this Article or any other provision of the Articles, in the event that the Company has not consummated an initial Business Combination by April 14, 2023, without approval of the Members, the Company may, by resolution of the board of directors of the Company if requested by the Sponsor, and upon notice delivered by the Sponsor prior to 5:00 P.M. Pacific Time on the applicable Extension Date extend the Extension Date up to five additional times, each by one additional month (for a total of up to five additional months to complete a Business Combination), provided that the Sponsor (or its affiliates or permitted designees) (the “Lender”) will deposit into the Trust Account: (I) for each such monthly extension, the lesser of (a) US$210,000 or (b) $0.035 for each Public Share that is then-outstanding, for an aggregate deposit of up to the lesser of (a) US$1,050,000; or (b) US$0.175 for each Public Share that is then-outstanding, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes its initial Business Combination, it will repay the amounts loaned under the promissory note. If the Company does not complete a Business Combination by the deadline to consummate an initial Business Combination, such promissory notes will be repaid only from funds held outside of the Trust Account.

Such amendment is referred to herein as the “Extension Amendment”.

•

The Adjournment Proposal — to consider and vote upon a proposal by the following ordinary resolution to approve the adjournment of the General Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies for the purpose of approving the Extension Proposal, to amend the Extension Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the General Meeting; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if there are not sufficient votes to approve the Extension Proposal:

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chairman of the extraordinary general meeting be ratified, approved and confirmed in all respects.”

Upon the closing of the Company’s initial public offering (“IPO”) $300.0 million was placed in a trust account (“Trust Account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and held as cash or invested only in U.S. government securities. There is uncertainty under the

Investment Company Act of 1940 (the “Investment Company Act”) whether certain special purpose acquisition companies, or “SPACs,” with trust account assets held in securities, that do not consummate an initial business combination within 24 months after the effective date the SPAC’s IPO registration statement, would fall under the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. Prime Impact’s IPO registration statement became effective on September 9, 2020. On September 15, 2022, the Company converted all of the assets held in the Trust Account into cash, which was deposited in a non-interest bearing account. As of February 8, 2023, the Company deposited the assets held in the Trust Account in an interest-bearing demand deposit account at a bank. Interest on such deposit account is currently 3.25% per annum, but such deposit account carries a variable rate and the Company cannot assure you that such rate will not decrease or increase significantly.

If the Extension Proposal is approved and the Extension Amendment becomes effective, prior to filing the Extension Amendment, our Sponsor (or its affiliates or permitted designees) (the “Lender”) shall make a deposit into the Trust Account of (i) the lesser of (a) an aggregate of $210,000 or (b) $0.035 for each Public Share that is not redeemed in connection with the General Meeting, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. In addition, if the Extension Proposal is approved and the Extension Amendment becomes effective, in the event that the Company has not consummated an initial business combination by April 14, 2023, without approval of the Company’s shareholders, the Company may, by resolution of the board of directors of the Company if requested by our Sponsor, and upon notice delivered by the Sponsor prior to 5:00 P.M. Pacific Time on the applicable Termination Date to extend the Termination Date up to five additional times, each by one additional month (for a total of up to five additional months to complete a business combination) (each, an “Additional Extension Date”), provided that a Lender will deposit into the Trust Account: for each such monthly extension, the lesser of (a) US$210,000 or (b) $0.035 for each Public Share that is not redeemed in connection with the General Meeting, for an aggregate deposit of up to the lesser of: (a) US$1,050,000; or (b) US$0.175 for each Public Share that is not redeemed in connection with the General Meeting, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes its initial business combination, it will repay the amounts loaned under the promissory note(s). If the Company does not complete a business combination by the deadline to consummate an initial business combination, such promissory notes will be repaid only from funds held outside of the Trust Account. Accordingly, if the Extension Proposal is approved and the Extension Amendment becomes effective and the Company takes the maximum time to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.50 per Public Share (as of the Record Date and without taking into account any additional interest), assuming no Public Shares are redeemed in connection with the General Meeting, and approximately $10.52 per Public Share (as of the Record Date and without taking into account any additional interest), assuming 1,000,000 Public Shares are redeemed in connection with the General Meeting, in comparison to the current redemption amount of approximately $10.31 per share.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the General Meeting.

The Company’s board of directors has fixed the close of business on February 10, 2023 as the date for determining the Company’s shareholders entitled to receive notice of and to vote at the General Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Company’s board of directors recommends that you vote or give instructions to vote (i) “FOR” the Extension Proposal; and (ii) “FOR” the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Proposal, the Adjournment Proposal and the General Meeting. Whether or not you plan to virtually attend the General Meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

By Order of the Board of Directors,

Michael Cordano

Director, Founder and Co-Chief Executive Officer

February 14, 2023

Your vote is important. Please sign, date and return your proxy card as soon as possible but in any event so as to be received by Morrow Sodali LLC prior to the commencement of the General Meeting to make sure that your shares are represented at the General Meeting. If you are a shareholder of record, you may also cast your vote in person (including virtually) at the General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person (including virtually) at the General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have no effect on the outcome of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on March 3, 2023: This notice of meeting, the accompany proxy statement, proxy card and annual report are available at www.proxyvote com.

PRIME IMPACT ACQUISITION I

123 E San Carlos Street, Suite 12

San Jose, CA 95112

PROXY STATEMENT

PRIME IMPACT ACQUISITION I, (the “Company,” “Prime Impact,” “we,” “us” or “our”), a Cayman Islands exempted company, is providing this proxy statement in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies to be voted at the General Meeting to be held 12:00 p.m ET on March 3, 2023. For the purposes of the articles of association of Prime Impact, the physical place of the meeting will be at the offices of Goodwin Procter LLP, 620 Eighth Avenue, New York, NY 10018. Shareholder of the Company will also be able to attend the General Meeting virtually at:

https://www.cstproxy.com/primeimpactacquisitioni/2023

The General Meeting will be held for the sole purpose of considering and voting upon:

•

The Extension Proposal — to consider and vote upon a proposal by the following special resolution to amend (the “Extension Proposal”) the Company’s amended and restated memorandum and articles of association (together, the “Existing Charter”) to: (i) extend from March 14, 2023 (the “Original Termination Date’) to April 14, 2023 (the “Extended Date”), the date (the “Termination Date”) by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the shares sold in the Company’s initial public offering (the “Public Shares”); and (c) as promptly as reasonably possible following such redemption liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law, provided that Prime Impact Cayman, LLC (the “Sponsor”) (or its affiliates or permitted designees) (the “Lender”) will deposit into a trust account (“Trust Account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee, the lesser of (A) US$210,000 or (B) $0.035 for each Public Share that is not redeemed in connection with the General Meeting, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender, and (ii) in the event that the Company has not consummated an initial business combination by April 14, 2023, without approval of the Company’s shareholders, to allow the Company, by resolution of the board of directors of the Company if requested by our Sponsor, and upon notice delivered by the Sponsor prior to 5:00 P.M. Pacific Time on the applicable Termination Date to extend the Termination Date up to five additional times, each by one additional month (for a total of up to five additional months to complete a business combination) (each, an “Additional Extension Date”), provided that a Lender will deposit into the Trust Account: for each such monthly extension, the lesser of (a) US$210,000 or (b) $0.035 for each Public Share that is not redeemed in connection with the General Meeting, for an aggregate deposit of up to the lesser of: (a) US$1,050,000; or (b) US$0.175 for each Public Share that is not redeemed in connection with the General Meeting, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes its initial business combination, it will repay the amounts loaned under the promissory note(s). If the Company does not complete a business combination by the deadline to consummate an initial business combination, such promissory notes will be repaid only from funds held outside of the Trust Account; and

•	The Adjournment Proposal — to consider and vote upon a proposal (the “Adjournment Proposal”) by ordinary resolution to approve the adjournment of the General Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies for the purpose of approving the Extension Proposal, to amend the Extension Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders (“Shareholders”) prior to the General Meeting; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if there are not sufficient votes to approve the Extension Proposal.

The proposed amendment to the Existing Charter pursuant to the Extension Proposal is referred to herein as the “Extension Amendment”.

On January 29, 2023, the Company, Cheche Group Holdings Inc., a Cayman Islands exempted company (“Holdings”), Cheche Merger Sub Inc., a Cayman Islands exempted company and wholly owned direct subsidiary of Holdings (“Merger Sub”), and Cheche Technology, Inc., a Cayman Islands exempted company (“CCT”), entered into a business combination agreement (the “Business Combination Agreement”), pursuant to which, among other things, (a) on the closing date, the Company will, subject to the terms and conditions set forth in the Business Combination Agreement, merge with and into Holdings (the “Initial Merger”), with Holdings surviving the Initial Merger, and (b) on the closing date, following the Initial Merger, Merger Sub will merge with and into CCT (the “Acquisition Merger”, and together with the Initial Merger, the “Mergers”), with CCT surviving the Acquisition Merger as a wholly owned subsidiary of Holdings (the Mergers and together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”).

The purpose of the Extension Proposal is to allow the Company additional time to complete the transactions contemplated by the Business Combination Agreement. The Company has until March 14, 2023 to complete an initial business combination. Accordingly, the Board has determined that it is in the best interests of our shareholders to extend the date that the Company has to consummate an initial business combination.

If the Extension Proposal is approved, the Company would have up to an additional six months after the Original Termination Date to consummate the Business Combination, until September 14, 2023, which is a total of up to 36 months from the consummation of the Company’s IPO to complete an initial business combination.

Upon the closing of the Company’s IPO $300.0 million was placed in a trust account (“Trust Account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and held as cash or invested only in U.S. government securities. There is uncertainty under the Investment Company Act of 1940 (the “Investment Company Act”) whether certain special purpose acquisition companies, or “SPACs,” with trust account assets held in securities, that do not consummate an initial business combination within 24 months after the effective date the SPAC’s IPO registration statement, would fall under the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. Prime Impact’s IPO registration statement became effective on September 9, 2020. On September 15, 2022, the Company converted all of the assets held in the Trust Account into cash, which was deposited in a non-interest bearing account. As of February 8, 2023, the Company deposited the assets held in the Trust Account in an interest-bearing demand deposit account at a bank. Interest on such deposit account is currently 3.25% per annum, but such deposit account carries a variable rate and the Company cannot assure you that such rate will not decrease or increase significantly.

If the Extension Proposal is approved and the Extension Amendment becomes effective, prior to filing the Extension Amendment, our Sponsor (or its affiliates or permitted designees) (the “Lender”) shall make a deposit into the Trust Account of (i) the lesser of (a) an aggregate of $210,000 or (b) $0.035 for each Public Share that is not redeemed in connection with the General Meeting, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. In addition, if the Extension Proposal is approved and the Extension Amendment becomes effective, in the event that the Company has not consummated an initial business combination by April 14, 2023, without approval of the Company’s shareholders, the

Company may, by resolution of the board of directors of the Company if requested by our Sponsor, and upon notice delivered by the Sponsor prior to 5:00 P.M. Pacific Time on the applicable Termination Date to extend the Termination Date up to five additional times, each by one additional month (for a total of up to five additional months to complete a business combination) (each, an “Additional Extension Date”), provided that a Lender will deposit into the Trust Account: for each such monthly extension, the lesser of (a) US$210,000 or (b) $0.035 for each Public Share that is not redeemed in connection with the General Meeting, for an aggregate deposit of up to the lesser of: (a) US$1,050,000; or (b) US$0.175 for each Public Share that is not redeemed in connection with the General Meeting, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes its initial business combination, it will repay the amounts loaned under the promissory note(s). If the Company does not complete a business combination by the deadline to consummate an initial business combination, such promissory notes will be repaid only from funds held outside of the Trust Account. Accordingly, if the Extension Proposal is approved and the Extension Amendment becomes effective and the Company takes the maximum time to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.50 per Public Share (as of the Record Date and without taking into account any additional interest), assuming no Public Shares are redeemed in connection with the General Meeting, and approximately $10.52 per Public Share (as of the Record Date and without taking into account any additional interest), assuming 1,000,000 Public Shares are redeemed in connection with the General Meeting, in comparison to the current redemption amount of approximately $10.31 per share.

The Board has fixed the close of business on February 10, 2023 as the record date for determining the Company’s shareholders entitled to receive notice of and to vote at the General Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 14,896,271 outstanding Company ordinary shares (the “Ordinary Shares”), including 6,794,168 outstanding Public Shares. The Company’s warrants do not have voting rights. Only holders of record of the Company’s Ordinary Shares on the Record Date are entitled to have their votes counted at the General Meeting or any adjournment thereof.

This proxy statement contains important information about the General Meeting, the Extension Proposal, and the Adjournment Proposal. Please read it carefully and vote your shares.

This proxy statement is dated February 14, 2023 and, together with the proxy card, is first being mailed to shareholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q. What is being voted on?

A. You are being asked to consider and vote upon (A) a proposal by special resolution to amend the Company’s Existing Charter (such amendment, the “Extension Amendment”) to: (i) extend from March 14, 2023 to April 14, 2023, the date (the “Termination Date”) by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares; and (c) as promptly as reasonably possible following such redemption liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law, provided that the a Lender will deposit into the Trust Account the lesser of (A) US$210,000 or (B) $0.035 for each Public Share that is not redeemed in connection with the General Meeting, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender, and (ii) in the event that the Company has not consummated an initial business combination by April 14, 2023, without approval of the Company’s shareholders, to allow the Company, by resolution of the board of directors of the Company if requested by our Sponsor, and upon notice delivered by the Sponsor prior to 5:00 P.M. Pacific Time on the applicable Termination Date to extend the Termination Date up to five additional times, each by one additional month (for a total of up to five additional months to complete a business combination) (each, an “Additional Extension Date”), provided that a Lender will deposit into the Trust Account: for each such monthly extension, the lesser of (a) US$210,000 or (b) $0.035 for each Public Share that is not redeemed in connection with the General Meeting, for an aggregate deposit of up to the lesser of: (a) US$1,050,000; or (b) US$0.175 for each Public Share that is not redeemed in connection with the General Meeting, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender; and (B) a proposal to adjourn the General Meeting if necessary.

Q. Why is the Company proposing the Extension Proposal?

A. The Company is a blank check company incorporated on July 21, 2020 as a Cayman Islands exempted company. We were incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination. In September 2020, the Company consummated its initial public offering (“IPO”) from which it derived gross proceeds of $300,000,000. On October 6, 2020 the company completed the sale of the underwriters’ partially executed option of 2,408,414 units generating additional total gross proceeds of $24,084,140. Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with Prime Impact Cayman, LLC (the “Sponsor”) of 5,400,000 warrants (the “Private Warrants”), generating total proceeds of $8,100,000. On October 6, 2020, simultaneous with the closing of the over-allotment exercise we consummated an additional private placement of 321,122 private placement warrants, generating additional total proceeds of $481,683. As of September 14, 2020, a total of $300,000,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the persons holding Public Shares (“Public Shareholders”). On October 6, 2020, an additional $24,084,140 of the net proceeds from the sale of units upon the underwriters’ partial exercise of the over-allotment option and additional private placement were deposited into such trust account. Initially, the Company’s amended and restated memorandum and articles of association provided that Company must complete its initial business combination by September 14, 2022, which was 24 months from the closing of the IPO. On September 13, 2022, the Company’s shareholders approved an amendment to the Company’s amended and restated memorandum and articles of association to extend the date by which the Company has to consummate its initial business combination for up to an additional six months to March 14, 2023 to provide the Company with additional time to consummate its initial business combination (the “First Extension”). In connection with the First Extension, 25,614,246 Public Shares were redeemed.

There shall be a return of the IPO proceeds held in the trust account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before March 14, 2023. On January 29, 2023, the Company, Holdings, Merger Sub, and CCT, entered into a Business Combination Agreement, pursuant to which, among other things, (a) on the closing date, the Company will merge with and into Holdings, with Holdings surviving the Initial Merger, and (b) on the closing date, following the Initial Merger, Merger Sub will merge with and into CCT, with CCT surviving the Acquisition Merger as a wholly owned subsidiary of Holdings, in each case, subject to the terms and conditions set forth in the Business Combination Agreement.

The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities, the Public Shareholders of the Company should be given an opportunity to consider and vote on the Business Combination. We do not believe that we will have sufficient time to consummate the Business Combination or an alternative initial business combination prior to March 14, 2023. Therefore, we are seeking approval of the Extension Proposal.

The Board believes that it is in the best interests of the shareholders to continue the Company’s existence in order to allow the Company more time to complete the Business Combination. Accordingly, the Board is proposing the Extension Proposal to extend the Company’s corporate existence.

YOU ARE NOT BEING ASKED TO VOTE ON AN INITIAL BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT BECOMES EFFECTIVE AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON AN INITIAL BUSINESS COMBINATION WHEN IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT AN INITIAL BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED AN INITIAL BUSINESS COMBINATION BY THE EXTENDED DATE (OR THE ADDITIONAL EXTENSION DATE, IF APPLICABLE).

Q. Why should I vote for the Extension Proposal?

A. The Board believes shareholders will benefit from the Company consummating the Business Combination and is proposing the Extension Proposal to extend the date by which the Company has to complete the Business Combination and would allow you as a shareholder the benefit of voting for the Business Combination or a potential alternative initial business combination and remaining a shareholder in the post-business combination company, if you desire.

Accordingly, we believe that the Extension Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO.

You will have redemption rights in connection with the Extension Proposal; however, you will not have any redemption rights in connection with the Company’s electing to extend on a monthly basis after the Extended Date until the Additional Extension Date.

Q. May I redeem my Public Shares in connection with the vote on the Extension Proposal?

A. Yes. Under our Existing Charter, the submission of a matter to amend our Existing Charter entitles holders of Public Shares to redeem their shares for their pro rata portion of the funds held in the trust account established at the time of the IPO. Holders of Public Shares do not need to vote against the Extension Proposal or be a holder of record on the Record Date to exercise their redemption rights.

If the Extension Proposal is approved, with respect to holders’ right to redeem, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to any Public Shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete the Business Combination or a potential alternative initial business combination on or before the Extended Date or the Additional Extension Date, if applicable. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on the Business Combination or a potential alternative initial business combination.

Q. Why is the Company proposing the Adjournment Proposal?

A. To allow the Company more time to solicit additional proxies in favor of the Extension Proposal, in the event the Company does not receive the requisite shareholder vote to approve the Extension Proposal.

Q. How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A. All of the Company’s directors, executive officers and their respective affiliates, as well as the Sponsor, are expected to vote any Ordinary Shares over which they have voting control (including any Public Shares owned by them) in favor of the Extension Proposal and the Adjournment Proposal.

Our sponsor, executive officers and directors are not entitled to redeem such shares in connection with the Extension Proposal.

On the Record Date, they held 8,102,103 Ordinary Shares representing approximately 54% of the Company’s issued and outstanding Ordinary Shares.

The Company’s Sponsor, directors and executive officers beneficially owned 8,102,103 Public Shares in the aggregate as of the Record Date and may choose to purchase additional Public Shares in the open market and/or through negotiated private transactions after the date of this proxy statement. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and/or elected to redeem their shares. Any Public Shares so purchased will be voted in favor of the Extension Proposal.

Q. What vote is required to adopt the proposals?

A. Extension Proposal. The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Adjournment Proposal. The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Q. What if I do not want to approve the Extension Proposal or the Adjournment Proposal?

A. If you do not want to approve the Extension Proposal or the Adjournment Proposal, you must vote against each proposal.

Q. Will you seek any further extensions to liquidate the trust account?

A. Other than the extensions until the Extended Date, or the Additional Extension Date, if applicable, as of the date of this proxy statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary.

Q. What happens if the Extension Proposal is not approved?

A. If the Extension Proposal is not approved at the General Meeting, we expect to take all necessary actions and hold additional general meetings until March 14, 2023 to obtain the approval of the Extension Proposal. If the Extension Proposal is not approved by March 14, 2023 and we are unable to consummate the Business Combination or a potential alternative business combination prior to or on March 14, 2023, it will trigger our automatic winding up, liquidation and dissolution pursuant to the terms of our Existing Charter. As a result, we will undergo the voluntary liquidation procedure under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”). No vote would be required from our shareholders to commence such a voluntary winding up, liquidation and dissolution under the terms of our Existing Charter. At such time, the Private Warrants will expire and our Sponsor will receive nothing upon a liquidation with respect to such Private Warrants, and the Private Warrants will be worthless.

The amount in the trust account (less approximately $3,000 representing the aggregate nominal par value of the shares of our Public Shareholders) under the Companies Act will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the trust account, we anticipate that we would distribute to our Public Shareholders the amount in the trust account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our Public Shareholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the trust account or that a court would conclude that such agreements are legally enforceable.

Our shareholders as of immediately prior to our IPO, including our Sponsor (our “Initial Shareholders”), have agreed to waive their rights to participate in any liquidation of our trust account or other assets with respect to the 8,102,103 Ordinary Shares held or controlled by our Initial Shareholders prior to the IPO (“Insider Shares” or “insider shares”) and to vote their insider shares in favor of any dissolution and plan of distribution which we submit to a vote of shareholders. There will be no distribution from the trust account with respect to our Private Warrants, which will expire worthless.

Q. If the Extension Proposal is approved, what happens next?

A. If the Extension Proposal is approved, the Company will continue to attempt to consummate the Business Combination until the Extended Date, or the Business Combination or a potential alternative initial business combination until the Additional Extension Date, if applicable, or the earlier date on which the Board otherwise determines in its sole discretion that it will not be able to consummate the Business Combination by the Extended Date, or the Business Combination or a potential alternative initial business combination by the Additional Extension Date, if applicable, and does not wish to seek an additional extension.

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the trust account, if any, will reduce the amount remaining in the trust account and increase the percentage interest of Company shares held by the Company’s officers, directors and their affiliates.

Q. What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Proposal is approved?

A. If the Extension Proposal is approved and the Extension Amendment becomes effective, prior to filing the Extension Amendment, our Sponsor (or its affiliates or permitted designees) shall make a deposit into the Trust Account of (i) the lesser of (a) an aggregate of $210,000 or (b) $0.035 for each Public Share that is not redeemed in connection with the General Meeting, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. In addition, if the Extension Proposal is approved and the Extension Amendment becomes effective, in the event that the Company has not consummated an initial business combination by April 14, 2023, without approval of the Company’s shareholders, the Company may, by resolution of the board of directors of the Company if requested by our Sponsor, and upon notice delivered by the Sponsor prior to 5:00 P.M. Pacific Time on the applicable Termination Date to extend the Termination Date up to five additional times, each by one additional month (for a total of up to five additional months to complete a business combination) (each, an “Additional Extension Date”), provided that a Lender will deposit into the Trust Account: for each such monthly extension, the lesser of (a) US$210,000 or (b) $0.035 for each Public Share that is not redeemed in connection with the General Meeting, for an aggregate deposit of up to the lesser of: (a) US$1,050,000; or (b) US$0.175 for each Public Share that is not redeemed in connection with the General Meeting, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes its initial business combination, it will repay the amounts loaned under the promissory note(s). If the Company does not complete a business combination by the deadline to consummate an initial business combination, such promissory notes will be repaid only from funds held outside of the Trust Account. Accordingly, if the Extension Proposal is approved and the Extension Amendment becomes effective and the Company takes the maximum time to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.50 per Public Share (as of the Record Date and without taking into account any additional interest), assuming no Public Shares are redeemed in connection with the General Meeting, and approximately $10.52 per Public Share (as of the Record Date and without taking into account any additional interest), assuming 1,000,000 Public Shares are redeemed in connection with the General Meeting, in comparison to the current redemption amount of approximately $10.31 per share.

The deposits are conditioned upon the approval of the Extension Proposal and the filing of the Extension Amendment immediately following the initial deposit. The deposits will not occur if the Extension Proposal is not approved.

Q. Would I still be able to exercise my redemption rights in the future if I vote against any subsequently proposed business combination?

A. Unless you elect to redeem your shares in connection with this shareholder vote to approve the Extension Proposal, you will be able to vote on the Business Combination or any other subsequently proposed business combination when it is submitted to Shareholders. If you disagree with the Business Combination or a potential alternative business combination, you will retain your right to vote against it and/or redeem your Public Shares upon consummation of the Business Combination or any potential alternative business combination in connection with the shareholder vote to approve such business combination, subject to any limitations set forth in the Existing Charter.

Q. How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, the Company’s proxy solicitor, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, Toll-Free (800) 662-5200 or (203) 658-9400, Email: PIAI.info@investor.morrowsodali.com, prior to the commencement of the General Meeting.

Q. How are votes counted?

A. The Company’s proxy solicitor, Morrow Sodali LLC, will be appointed as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Extension Proposal. The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Adjournment Proposal. The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Q: If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?

A: No. If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted to vote on the proposal without receiving voting instructions from you. The Company believes that the Extension Proposal and the Adjournment Proposal will be considered non-discretionary and therefore your broker, bank or other holder of record holding your shares for you cannot vote your shares without your instruction on any of the proposals presented. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary Proposal because the holder of record has not received voting instructions from the beneficial owner. As we do not believe that any of the Proposals are discretionary, if you do not provide voting instructions to your broker, bank of other holder of record, there will be no Proposals on which your shares may be voted. Accordingly, there may be no broker non-votes and your shares may not be counted for purposes of a quorum.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Q: What will happen if I abstain from voting or fail to vote at the General Meeting?

A: At the General Meeting, Prime Impact will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. Abstentions will have no effect on the outcome of the vote on any of the proposals.

If a shareholder who holds share in “street name” does not give the broker voting instructions, the broker is not permitted under applicable self-regulatory organization rules to vote the shares on “non-routine” proposals, such as the Extension Proposal. These “broker non-votes” will also count as present for purposes of determining whether a quorum is present and will have no effect on the outcome of the vote on any of the Proposals. However, as we do not believe that any of the Proposals are discretionary, if you do not provide voting instructions to your broker, bank of other holder of record, there will be no Proposals on which your shares may be voted. Accordingly, there may be no broker non-votes and your shares may not be counted for purposes of a quorum.

Q: What will happen if I sign and return my proxy card without indicating how I wish to vote?

A: Signed and dated proxies received by Prime Impact without an indication of how the shareholder intends to vote on a proposal will be voted as recommended by the Board.

Q: If I am not going to attend the General Meeting, should I return my proxy card instead?

A: Yes. Whether you plan to attend the General Meeting virtually or not, please read the proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q: May I change my vote after I have mailed my signed proxy card?

A: Yes. You may change your vote at any time before your proxy is voted at the General Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by voting again via the Internet, or by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the General Meeting. If you hold your Ordinary Shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902

Toll-Free (800) 662-5200 or (203) 658-9400

Email: PIAI.info@investor.morrowsodali.com

Unless revoked, a proxy will be voted at the General Meeting in accordance with the shareholder’s indicated instructions. In the absence of instructions, proxies which have been signed and returned will be voted FOR each of the Proposals.

Q: What should I do if I receive more than one set of voting materials?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q. What is a quorum requirement?

A. A quorum of Shareholders is necessary to hold a valid meeting. Holders of a majority of the issued shares entitled to vote at the General Meeting, present in person (including virtually) or represented by proxy, constitute a quorum. In the absence of a quorum, the General Meeting will either stand adjourned to the same day/time/place in the following week or will be adjourned to such other day/time/place as the board of directors decides. As of the Record Date for the General Meeting, 7,448,137 Ordinary Shares, in the aggregate, would be required to achieve a quorum.

Q. Who can vote at the General Meeting?

A. Only holders of record of the Company’s Ordinary Shares at the close of business on February 10, 2023 are entitled to have their vote counted at the General Meeting and any adjournments or postponements thereof. For the purposes of this Proxy Statement “holders of record” means the persons entered in the register of members of the Company as the holders of the relevant shares. On the Record Date, there were 14,896,271 outstanding Ordinary Shares of the Company.

Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person (including virtually) at the General Meeting or vote by proxy. Whether or not you plan to attend the General Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the Board recommend voting for the Extension Proposal and the Adjournment Proposal?

A. Yes. The Board recommends that the Company’s Shareholders vote “FOR” the Extension Proposal and “FOR” the Adjournment Proposal.

Q. What interests do the Company’s directors and officers have in the approval of the Extension Proposal?

A. The Company’s directors, officers and their affiliates have interests in the Extension Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, but are not limited to, beneficial ownership of insider shares and private warrants that will become worthless if the Extension Proposal is not approved. See the section entitled “Interests of the Company’s Directors and Officers.”

Q. What if I object to the Extension Proposal? Do I have appraisal or dissenters’ rights?

A. Company Shareholders do not have appraisal rights in connection with the Extension Proposal. As a matter of Cayman Islands law, dissenters’ rights are only applicable in a statutory merger involving the Company which is not the case with the Extension Proposal.

Q: What do I need to do now?

A: You are urged to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q. How do I redeem my Ordinary Shares of the Company?

A. In connection with the General Meeting and the vote on the Extension Proposal, each Public Shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of Public Shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

To demand redemption, if you hold physical certificates for Ordinary Shares, you must physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Attn: Henry Farrell, E-mail: hfarrell@continentalstock.com, no later than two business days prior to the General Meeting. If you hold your Ordinary Shares in “street name” through a bank, broker or other nominee, you must tender or deliver your shares (and share certificates (if any) and other redemption forms) to Continental Stock Transfer & Trust Company electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System two business days prior to the General Meeting to demand redemption. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment.

Q: Who will solicit and pay the cost of soliciting proxies?

A: Prime Impact will pay the cost of soliciting proxies for the General Meeting. Prime Impact has engaged Morrow Sodali LLC, to assist in the solicitation of proxies for the General Meeting. Prime Impact has agreed to pay Morrow a fee of $20,000, plus disbursements. Prime Impact will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. Prime Impact will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. Prime Impact’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q: Who can help answer my questions?

A: If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact Prime Impact’s proxy solicitor at:

Morrow Sodali LLC

Toll-Free (800) 662-5200 or (203) 658-9400

Email: PIAI.info@investor.morrowsodali.com

You may also obtain additional information about Prime Impact from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement and to consider the risks, uncertainties and events discussed in this proxy statement, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to the IPO dated September 9, 2020 and filed with the SEC on September 11, 2020 pursuant to Rule 424(b)(4) (File No. 333-245043), and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on March 21, 2022. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

Prime Impact is a blank check company incorporated on July 21, 2020 as a Cayman Islands exempted company. We were incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination. Although there is no restriction or limitation on what industry our target operates in, we intend to focus on acquisition opportunities that capitalize on the growth of the data-centric economy. This economy is characterized by the dramatic growth in data, the increasing value that can be generated from that data and the profound disruption that harnessing and managing such data can have throughout the global economy.

In September 2020, the Company consummated its initial public offering (“IPO”) from which it derived gross proceeds of $300,000,000. On October 6, 2020 the company completed the sale of the underwriters’ partially executed option of 2,408,414 units generating additional total gross proceeds of $24,084,140. Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with Prime Impact Cayman, LLC (the “Sponsor”) of 5,400,000 warrants (the “Private Warrants”), generating total proceeds of $8,100,000. On October 6, 2020, simultaneous with the closing of the over-allotment exercise we consummated an additional private placement of 321,122 private placement warrants, generating additional total proceeds of $481,683. As of September 14, 2020, a total of $300,000,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the persons holding Public Shares (“Public Shareholders”). On October 6, 2020, an additional $24,084,140 of the net proceeds from the sale of units upon the underwriters’ partial exercise of the over-allotment option and additional private placement were deposited into such trust account. There shall be a return of the IPO proceeds held in the trust account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before March 14, 2023.

Initially, the Company’s amended and restated memorandum and articles of association provided that Company must complete its initial business combination by September 14, 2022, which was 24 months from the closing of the IPO. On September 13, 2022, the Company’s shareholders approved an amendment to the Company’s amended and restated memorandum and articles of association to extend the date by which the Company has to consummate its initial business combination for up to an additional six months to March 14, 2023 to provide the Company with additional time to consummate its initial business combination (the “First Extension”). In connection with the First Extension, 25,614,246 Public Shares were redeemed.

The mailing address of our principal executive office is 123 E San Carlos Street, Suite 12, San Jose, CA 95112. Our telephone number is (650) 825-6965.

PROPOSAL 1

THE EXTENSION PROPOSAL

The Extension Proposal

The Company is proposing to amend its Existing Charter (such amendment, the “Extension Amendment”) to: (i) extend from March 14, 2023 (the “Original Termination Date’) to April 14, 2023 (the “Extended Date”), the date (the “Termination Date”) by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the shares sold in the Company’s initial public offering (the “Public Shares”); and (c) as promptly as reasonably possible following such redemption liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law, provided that Prime Impact Cayman, LLC (our “Sponsor”) (or its affiliates or permitted designees) (the “Lender”) will deposit into the Trust Account the lesser of (A) US$210,000 or (B) $0.035 for each Public Share that is not redeemed in connection with the General Meeting, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender, and (ii) in the event that the Company has not consummated an initial business combination by April 14, 2023, without approval of the Company’s shareholders, to allow the Company, by resolution of the board of directors of the Company if requested by our Sponsor, and upon notice delivered by the Sponsor prior to 5:00 P.M. Pacific Time on the applicable Termination Date to extend the Termination Date up to five additional times, each by one additional month (for a total of up to five additional months to complete a business combination) (each, an “Additional Extension Date”), provided that a Lender will deposit into the Trust Account: for each such monthly extension, the lesser of (a) US$210,000 or (b) $0.035 for each Public Share that is not redeemed in connection with the General Meeting, for an aggregate deposit of up to the lesser of: (a) US$1,050,000; or (b) US$0.175 for each Public Share that is not redeemed in connection with the General Meeting, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes its initial business combination, it will repay the amounts loaned under the promissory note(s). If the Company does not complete a business combination by the deadline to consummate an initial business combination, such promissory notes will be repaid only from funds held outside of the Trust Account. The Extension Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete the Business Combination or a potential alternative business combination. Approval of the Extension Potential is a condition to the filing of the Extension Amendment. A copy of the Extension Amendment to the Existing Charter of the Company is attached to this proxy statement as Annex A.

All holders of the Company’s Public Shares, whether they vote for or against the Extension Proposal or do not vote at all, will be permitted to redeem all or a portion of their Public Shares into their pro rata portion of the trust account, provided that the Extension Proposal is approved. Holders of Public Shares do not need to be a holder of record on the Record Date in order to exercise redemption rights. If approved, we will not file the Extension Proposal if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal, after taking into account the amount of redemptions, if any.

The per-share pro rata portion of the trust account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the General Meeting) was approximately $10.31 per Public Share. The closing price of the Company’s Ordinary Shares on the Record Date was $10.37. The Company cannot assure Shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Shareholders wish to sell their shares.

Reasons for the Extension Proposal

The Company has until March 14, 2023 to complete an initial business combination. On January 29, 2023, the Company, Holdings, Merger Sub, and CCT, entered into a Business Combination Agreement, pursuant to which, among other things, (a) on the closing date, the Company will merge with and into Holdings, with Holdings surviving the Initial Merger, and (b) on the closing date, following the Initial Merger, Merger Sub will merge with and into CCT, with CCT surviving the Acquisition Merger as a wholly owned subsidiary of Holdings.

The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities, the Public Shareholders of the Company should be given an opportunity to consider and vote on the Business Combination or an alternative initial business combination. Accordingly, the Company has determined to seek shareholder approval to extend the time for closing a business combination beyond March 14, 2023. Pursuant to the terms of the Existing Charter, the Company may not amend the Existing Charter to allow for a longer period of time to complete an initial business combination unless it provides holders of Public Shares with the right to seek redemption of their Public Shares in connection therewith.

If the Extension Proposal Is Not Approved

If the Extension Proposal is not approved at the General Meeting, we expect to take all necessary actions and hold additional general meetings until March 14, 2023 to obtain the approval of the Extension Proposal. If the Extension Proposal is not approved on March 14, 2023 and we are unable to consummate any business combination prior to or on March 14, 2023, it will trigger our automatic winding up, liquidation and dissolution pursuant to the terms of our Existing Charter. As a result, this has the same effect as if we had formally gone through a voluntary liquidation procedure under the Companies Act. Accordingly, no vote would be required from our shareholders to commence such a voluntary winding up, liquidation and dissolution. At such time, the Private Warrants will expire and our Sponsor will receive nothing upon a liquidation with respect to such Private Warrants, and the Private Warrants will be worthless.

The amount in the trust account (less approximately $3,000 representing the aggregate nominal par value of the shares of our Public Shareholders) under the Companies Act will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the trust account, we anticipate that we would distribute to our Public Shareholders the amount in the trust account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our Public Shareholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the trust account or that a court would conclude that such agreements are legally enforceable.

Our Initial Shareholders, including our Sponsor, have agreed to waive their rights to participate in any liquidation of our trust account or other assets with respect to the insider shares and private shares and to vote their insider shares and private shares in favor of any dissolution and plan of distribution which we submit to a vote of shareholders. There will be no distribution from the trust account with respect to our private warrants, which will expire worthless.

If the Extension Proposal is Approved

If the Extension Proposal is approved, the Existing Charter will be amended as set forth in Annex A (the “Extension Amendment”) and the Company would have up to an additional six months after the Original Termination Date to consummate the Potential Business Combination or any potential alternative initial business combination, until September 14, 2023, which is a total of up to 36 months from the consummation of the Company’s IPO to complete an initial business combination. The Company will continue to attempt to consummate the Business Combination until the Extended Date or the Additional Extension Date, if necessary, or until the Board determines in its sole discretion that it will not be able to consummate the Business Combination or a potential alternative business combination and does not wish to seek an additional extension. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its Ordinary Shares will remain publicly traded during the extension period.

YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT BECOMES EFFECTIVE AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED BUSINESS COMBINATION WHEN AND IF IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT SUCH PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED.

Redemption Rights

If the Extension Proposal is approved, and the Extension Amendment becomes effective, each Public Shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed, but have not yet been paid, calculated as of two business days prior to the meeting. Holders of Public Shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

If the Extension Proposal is approved, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to any Public Shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date or the Additional Extension Date, if applicable. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date, or the Additional Extension Date, if applicable, if the Extension Proposal is approved and the Extension Amendment becomes effective.

If the Extension Proposal is approved, and the Extension Amendment becomes effective, the removal of the Withdrawal Amount from the trust account, if any, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $70,171,642.38 that was in the trust account as of the Record Date. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal (after taking into account the redemption of Public Shares).

TO DEMAND REDEMPTION, IF YOU HOLD PHYSICAL CERTIFICATES FOR ORDINARY SHARES, YOU MUST PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, ONE STATE STREET PLAZA, 30TH FLOOR, NEW YORK, NY 10004, ATTN: HENRY FARRELL, E-MAIL: HFARRELL@CONTINENTALSTOCK.COM, NO LATER

THAN TWO BUSINESS DAYS PRIOR TO THE GENERAL MEETING. IF YOU HOLD YOUR ORDINARY SHARES IN “STREET NAME” THROUGH A BANK, BROKER OR OTHER NOMINEE, YOU MUST TENDER OR DELIVER YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM TWO BUSINESS DAYS PRIOR TO THE GENERAL MEETING TO DEMAND REDEMPTION.

The requirement for physical or electronic delivery prior to the vote at the General Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Proposal is approved. In furtherance of such irrevocable election, Shareholders making the election will not be able to tender their shares after the vote at the General Meeting.

The electronic delivery process through the DWAC system can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system.

The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such Shareholders will have less time to make their investment decision than those Shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed into a pro rata portion of the funds held in the trust account. In the event that a Public Shareholder tenders its shares and decides prior to the vote at the General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you tendered or delivered your shares (and share certificates (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above prior to the vote at the General Meeting. In the event that a Public Shareholder tenders shares, and the Extension Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the Existing Charter promptly following the meeting, as described elsewhere herein. The Company anticipates that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the filing of the Extension Proposal. The transfer agent will hold the certificates of Public Shareholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

The per-share pro rata portion of the trust account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the General Meeting) was approximately $10.31 per Public Share. The closing price of the Ordinary Shares on the Record Date was $10.37. The Company cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your share certificate(s) to the Company’s transfer agent prior to the vote for the Extension Proposal. If the Extension Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the Existing Charter promptly following the meeting as described elsewhere herein.

Required Vote

The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Extension Proposal. As a result, if you abstain from voting on the Extension Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Full Text of the Resolution.

Please see Annex A.

THE BOARD RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL.

PROPOSAL 2

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will approve the Chairman’s adjournment of the General Meeting to a later date to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our Shareholders in the event, based on the tabulated votes, there are not sufficient votes received at the time of the General Meeting to approve the Extension Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our Shareholders, the Chairman will not adjourn the General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes received at the time of the General Meeting to approve the Extension Proposal.

Required Vote

This Adjournment Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding Ordinary Shares present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting vote “FOR” the Adjournment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on the Adjournment Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chairman of the extraordinary general meeting be ratified, approved and confirmed in all respects.”

THE BOARD RECOMMENDS A VOTE “FOR” ADOPTION OF THE ADJOURNMENT PROPOSAL

THE GENERAL MEETING

Date, Time and Place. For the purposes of the articles of association of Prime Impact, the physical place of the meeting will be at the offices of Goodwin Procter LLP, 620 Eighth Avenue, New York, NY 10018. The General Meeting will be held at 12:00 p.m., ET on March 3, 2023 virtually at:

https://www.cstproxy.com/primeimpactacquisitioni/2023

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the General Meeting, if you owned Ordinary Shares at the close of business on February 10, 2023, the Record Date for the General Meeting. At the close of business on the Record Date, there were 14,896,271 outstanding Ordinary Shares each of which entitles its holder to cast one vote on the proposal. Company warrants do not carry voting rights.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to shareholders at the General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the General Meeting. Morrow Sodali LLC is assisting the Company in the proxy solicitation process for this General Meeting. The Company will pay that firm approximately $20,000 in fees, plus disbursements for such services.

Required Votes

The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

The Sponsor and all of the Company’s directors, executive officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Proposal. On the Record Date, they beneficially owned and were entitled to vote 8,102,103 Ordinary Shares, representing approximately 54% of the Company’s issued and outstanding Ordinary Shares.

The Company’s Sponsor, directors and executive officers beneficially owned 8,102,103 Public Shares in the aggregate as of the Record Date and may choose to purchase additional Public Shares in the open market and/or through negotiated private transactions after the date of this proxy statement. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and/or elected to redeem their shares. Any Public Shares so purchased will be voted in favor of the Extension Proposal.

The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Company’s executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•

If the Extension Proposal is not approved and we do not consummate an initial business combination by April 14, 2023, the 8,102,103 Insider Shares which were acquired for an aggregate purchase price of approximately $25,000 will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 5,721,122 private warrants that were acquired simultaneously with the IPO (including the subsequent additional private placement concurrent with the underwriters’ partial exercise of their over-allotment option) for an aggregate purchase price of $8,581,683. Such 8,102,103 Ordinary Shares had an aggregate market value of approximately $84,018,808 based on the closing price of $10.37 of the Ordinary Shares on NYSE on the Record Date.

•

Our Sponsor has agreed that, if we liquidate the trust account prior to the consummation of a business combination, it will be liable to pay debts and obligations to target businesses or vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but only to the extent necessary to ensure that such debts or obligations do not reduce the amounts in the trust account and only if such parties have not executed a waiver of claims against the trust account.

•

All rights specified in the Company’s Existing Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•

Our Sponsor, directors and officers have agreed to waive their rights to participate in any liquidation of our trust account or other assets with respect to their Ordinary Shares (including both Public Shares and Private Shares) and to vote their Ordinary Shares in favor of any dissolution and plan of distribution which we submit to a vote of Shareholders. There will be no distribution from the trust account with respect to our Private Warrants, which will expire worthless.

•

Our officers and directors may loan funds to us and may be owed reimbursement for expenses incurred in connection with certain activities on our behalf which would only be repaid if we complete an initial business combination. If the Extension Proposal is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid.

Additionally, if the Extension Proposal is approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth as of February 1, 2023, the number of Ordinary Shares beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding Ordinary Shares; (ii) each of our officers and directors; and (iii) all of our officers and directors as a group. As of the Record Date, we had 14,896,271 Ordinary Shares issued and outstanding.

Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting power of that security, including any securities that a person has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares owned by them. As per the definition of beneficial ownership above, the following table does not reflect record of beneficial ownership of any Ordinary Shares issuable upon exercise of derivative securities that are not exercisable within 60 days of the Record Date.

	Class A ordinary shares (2)		Class B ordinary shares (3)
Name of Beneficial Owners (1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned		Approximate Percentage of Class	Approximate Percentage of Outstanding Shares
Prime Impact Cayman, LLC (our sponsor) (4)	—	—	8,022,103		99%	54%
HGC Investment Management Inc. (5)	2,554,925	38%	—		—	17%
Michael Cordano	—	—	8,022,103	(6)	—	—
Mark Long	—	—	8,022,103	(6)	—	—
Roger Crockett	—	—	20,000		*	*
Dixon Doll			20,000		*	*
Keyur Patel			20,000		*	*
Joanna Strober			20,000		*	*
All officers and directors as a group (6 individuals)	—	—	80,000		1.2%	*

*	Less than one percent.
(1)	The business address of each of the following entities and individuals is 123 E San Carlos Street, Suite 12, San Jose, California 95112.
(2)	Does not include 5,721,122 Class A ordinary shares underlying the private placement warrants.
(3)	The Class B ordinary shares will automatically convert into Class A ordinary shares at the time of our initial business combination.
(4)

The shares reported herein are held in the name of our sponsor. Our sponsor is governed by two managers, Michael Cordano and Mark Long. As such, Michael Cordano and Mark Long have voting and investment discretion with respect to the Class B ordinary shares held of record by our sponsor and may be deemed to have shared beneficial ownership of the Class B ordinary shares held directly by our sponsor.

(5)

HGC Investment Management Inc. serves as the investment manager to The HGC Fund LP, an Ontario limited partnership, with respect to 2,554,925 Class A ordinary shares. The address of the principal business office of the reporting person is 1073 Yonge Street, 2nd Floor, Toronto, Ontario M4W 2L2, Canada.

(6)	Does not include any shares indirectly owned by this individual as a result of his ownership interest in our sponsor.

The Class B ordinary shares, private placement warrants and any Class A ordinary shares issued upon conversion or exercise thereof are each subject to transfer restrictions pursuant to lock-up provisions in the agreement entered into by our sponsor and our founding team. Our sponsor and our founding team have agreed not to transfer, assign or sell (i) any of their founder shares until the earliest of (A) one year after the completion of our initial business combination and (B) subsequent to our initial business combination, (x) if the closing price of our Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of our public shareholders having the right to exchange their ordinary shares for cash, securities or other property, and (ii) any of their private placement warrants and Class A ordinary shares issued upon conversion or exercise thereof until 30 days after the completion of our initial business combination. The foregoing restrictions are not applicable to transfers (a) to our officers or directors, any affiliates or family members of any of our officers or directors, any members or partners of our sponsor or their affiliates, any affiliates of our sponsor, or any employees of such affiliates; (b) in the case of an individual, by gift to a member of one of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family, an affiliate of such person or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or transfers made in connection with the consummation of a business combination at prices no greater than the price at which the Class B ordinary shares, private placement warrants or Class A ordinary shares, as applicable, were originally purchased; (f) by virtue of our sponsor’s organizational documents upon liquidation or dissolution of our sponsor; (g) to the Company for no value for cancellation in connection with the consummation of our initial business combination; (h) in the event of our liquidation prior to the completion of our initial business combination; or (i) in the event of our completion of a liquidation, merger, share exchange or other similar transaction which results in all of our public shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property subsequent to our completion of our initial business combination; provided, however, that in the case of clauses (a) through (f) these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions and the other restrictions contained in the letter agreement.

SHAREHOLDER PROPOSALS

If the Extension Proposal is approved, the Extension Amendment is effective and the Potential Business Combination or any alternative business combination is consummated, we expect that the surviving company following such business combination will hold its 2024 annual meeting of Shareholders on or prior to June 30, 2024. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q.

If the Extension Proposal is not approved and neither the Potential Business Combination nor any alternative business combination is consummated, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its Shareholders are permitted to deliver to two or more Shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by calling or writing the Company’s proxy solicitor at Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902.

OTHER INFORMATION

The Company’s 2021 Annual Report on Form 10-K, excluding exhibits, will be mailed without charge to any shareholder entitled to vote at the meeting, upon written request to Secretary, Prime Impact Acquisition I, 123 E San Carlos Street, Suite 12, San Jose, California 95112.

Other Matters to Be Presented at the General Meeting

The Company did not have notice of any matter to be presented for action at the General Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the General Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Proposal by contacting the Company’s proxy solicitor at the following:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902

Toll-Free (800) 662-5200 or (203) 658-9400

Email: PIAI.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the General Meeting, you must make your request for information no later than February 24, 2023.

ANNEX A

EXTENSION AMENDMENT

AMENDED AND RESTATED MEMORANDUM AND ARTICLES

OF ASSOCIATION

OF

PRIME IMPACT ACQUISITION I

RESOLVED, as a special resolution: “that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 38.8 in its entirety and the insertion of the following language in their place:

38.8 In the event that the Company does not consummate a Business Combination by April 14, 2023 (the “Extension Date”), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

Notwithstanding this Article or any other provision of the Articles, in the event that the Company has not consummated an initial Business Combination by April 14, 2023, without approval of the Members, the Company may, by resolution of the board of directors of the Company if requested by the Sponsor, upon notice delivered by the Sponsor prior to 5:00 P.M. Pacific Time on the applicable Extension Date extend the Extension Date up to five additional times, each by one additional month (for a total of up to five additional months to complete a Business Combination), provided that the Sponsor (or its affiliates or permitted designees) (the “Lender”) will deposit into the Trust Account for each such monthly extension, the lesser of: (a) US$210,000 or (b) $0.035 for each Public Share that is then-outstanding, for an aggregate deposit of up to the lesser of (a) US$1,050,000; or (b) US$0.175 for each Public Share that is then-outstanding, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes its initial Business Combination, it will repay the amounts loaned under the promissory note. If the Company does not complete a Business Combination by the deadline to consummate an initial Business Combination, such promissory notes will be repaid only from funds held outside of the Trust Account.

PRIME IMPACT ACQUISITION I

123 E San Carlos Street, Suite 12

San Jose, CA 95112

EXTRAORDINARY GENERAL MEETING

MARCH 3, 2023

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING

TO BE HELD MARCH 3, 2023

P R O X Y	The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated February 14, 2023 (the “Proxy Statement”), in connection with the Extraordinary General Meeting to be held at 12:00 p.m. ET on March 3, 2023 at the offices of Goodwin Procter LLP, 620 Eighth Avenue, New York, NY 10018, and virtually via tele-conference using the following dial-in information:
	US/CANADA Toll-Free Dial-In Number:	1 800-450-7155
	INTERNATIONAL Toll-Free Dial-In Number:	+1 857-999-9155
	Conference ID:	2486341#
C A R D

The undersigned hereby appoints Mark Long the attorney and proxy of the undersigned, with power of substitution, to vote all of the ordinary shares, of PRIME IMPACT ACQUISITION I (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposal set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 BELOW.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the

Extraordinary General Meeting of Shareholders to be held on March 3, 2023.

This notice of Extraordinary General Meeting and the accompanying proxy statement/prospectus are available at: https://www.cstproxy.com/primeimpactacquisitioni/2023

Please mark vote as indicated in this example	☒

PRIME IMPACT ACQUISITION I — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Proposal 1. — Extension Proposal — by special resolution to amend the Company’s amended and restated memorandum and articles of association to: (i) extend from March 14, 2023 (the “Original Termination Date’) to April 14, 2023 (the “Extended Date”), the date (the “Termination Date”) by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the shares sold in the Company’s initial public offering; and (c) as promptly as reasonably possible following such redemption liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law, and (ii) allow the Company, without another shareholder vote, to elect to extend the date to consummate a business combination on a monthly	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 2. — The Adjournment Proposal —by ordinary resolution to approve the adjournment of the Extraordinary General Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies for the purpose of approving the Extension Proposal, to amend the Extension Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the General Meeting; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if there are not sufficient votes to approve the Extension Proposal. Dated:                                                  , 2023

				FOR ☐	AGAINST ☐	ABSTAIN ☐

basis for up to five times by an additional one month each time after the Extended Date, upon notice delivered by the Company’s sponsor prior to 5:00 P.M. Pacific Time on the applicable Termination Date, until September 14, 2023 (the “Additional Extension Date”) or a total of up to six months after the Original Termination Date, unless the closing of the Company’s initial business combination shall have occurred.
Signature
(Signature if held Jointly)
When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

The Shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR Proposals 1 and 2. If any other matters properly come before the Extraordinary General Meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.